Exhibit 99.2

LOTON, CORP

SUBSCRIPTION AGREEMENT

THE SECURITIES OF LOTON, CORP BEING SUBSCRIBED TO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SAID ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Loton, Corp

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

Attention: Executive Chairman and President

Re: Subscription for Common Stock and Warrants of Loton, Corp

Ladies and Gentlemen:

The undersigned (the “Undersigned”) hereby subscribes to purchase 200,000 shares of common stock (the “Shares”) of Loton, Corp, a Nevada corporation (the “Company”), at the price of $5.00 per share, and a warrant (the “Warrant”) to purchase 200,000 shares of common stock (the “Warrant Shares”) of the Company at an exercise price of $0.01 per share, subject to the terms and conditions set forth in this Subscription Agreement (the “Agreement”).

1.            Purchase.

(a)          The Undersigned, intending to be legally bound, hereby irrevocably subscribes for the Shares and the Warrant and agrees to pay to the Company the aggregate purchase price of $1,000,000 by tendering herewith cash consideration for the same. The Company hereby issues the Shares and the Warrant to the Undersigned. Simultaneously with the issuance of the Warrant, the Undersigned shall enter into that certain “Common Stock Warrant” agreement with the Company, that is attached to this Subscription Agreement as Exhibit A.

(b)          The Undersigned acknowledges and agrees that the Undersigned is not entitled to cancel, terminate or revoke this subscription, any agreements of the Undersigned hereunder, and such subscription, agreements and power of attorney shall survive the death or disability of the Undersigned.

2.            Representations and Warranties of the Undersigned.

The Undersigned hereby represents and warrants to the Company and its affiliates as follows:

(a)          The Undersigned is acquiring the Shares and the Warrant for his or her own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares, Warrant or Warrant Shares or any portion thereof. Further, the Undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares or Warrant for which the Undersigned is subscribing or any part of the Shares or Warrant Shares.

(b)          The Undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Undersigned.

(c)          The Undersigned is not subscribing for the Shares or Warrant as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person previously not known to the Undersigned in connection with investment securities generally.

(d)          The Undersigned understands that the Shares, the Warrant and the Warrant Shares are “restricted securities” within the meaning of the Securities Act (as defined herein) and that the Company has not registered and is under no obligation to register the Shares, the Warrant or the Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”) or any securities laws of the United States or of any foreign jurisdiction, or to assist the Undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)          The Undersigned understands that the Shares, the Warrant, the Warrant Shares and any interest therein may not be, and agrees that the Shares, the Warrant, the Warrant Shares and any interest therein shall not be, resold or otherwise disposed of by the Undersigned unless the Shares, Warrant or Warrant Shares, as applicable, are subsequently registered under the Securities Act and under appropriate state securities laws, or unless the Company receives a satisfactory opinion of counsel to the effect that an exemption from registration is available.

(f)          The Undersigned represents and warrants to the Company that the Undersigned has read the definition of an “accredited investor” provided in Rule 501 of Regulation D of the Securities Act, a copy of which is attached to this Agreement as Exhibit B, and that the Subscriber qualifies as an "accredited investor" as so defined. The Undersigned also represents and warrants that it is experienced in making investments of the kind described in this Agreement and the related documents.

(g)          The Undersigned acknowledges his or her understanding that the offering and sale of the Shares and Warrant is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Undersigned made herein, the Undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)          The Undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Undersigned has in mind merely acquiring the Shares or the Warrant for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Undersigned does not have any such intention;

(ii)         The Undersigned has the financial ability to bear the economic risk of his or her investment, has adequate means for providing for his or her current needs and personal contingencies and has no need for liquidity with respect to his or her investment in the Company;

(iii)        The Undersigned has not been organized for the purpose of acquiring the Shares or the Warrant;

(iv)        The Undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares and the Warrant, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(v)         The Undersigned was able to ask questions of and receive answers from the Company, or a person acting on its behalf, concerning the terms and conditions of this transaction; and

(vi)        The Undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2014.

(h)          The Undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Undersigned has relied solely on its own advisers.

(i)          No representations or warranties have been made to the Undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, and in subscribing for Shares or the Warrant, the Undersigned is not relying upon any other representations or warranties of the Company.

(j)          Each certificate representing the Shares, the Warrant and the Warrant Shares shall be endorsed with substantially the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement then in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

(k)          The Undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

3.            Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the Undersigned, is deemed to be a purchaser pursuant to Regulation D promulgated under the Act, or otherwise, does hereby make and join in the making of all the covenants, representations and warranties made by the Undersigned.

4.            Acceptance. The execution and delivery of this Agreement and tender of the payment referenced in Section 1 above shall constitute the Undersigned’s irrevocable offer to purchase the Shares and the Warrant, which offer may be accepted or rejected by the Company in its sole discretion for any or no reason. Acceptance of this offer by the Company shall be indicated exclusively by the execution hereof by the Company.

5.            Survival. The representations and warranties made in this Agreement shall survive the consummation of the transaction contemplated hereby.

6.            Irrevocability: Binding Effect: Entire Agreement. The Undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Undersigned, that, except as required by law, the Undersigned is not entitled to cancel, terminate, or revoke this Agreement or any related agreements of the Undersigned hereunder, and that this Agreement and such other agreements shall survive the death or disability of the Undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. This Agreement sets forth the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

7.            Amendment. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8.            Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by reputable overnight delivery service, or be personally delivered to the party to whom it is to be given (a) if to the Company, at the address set forth below, or (b) if to the Undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provision of this Section 9). Any notice or other communication given by certified mail shall be deemed given two business days after deposit in the mail, one business day after deposit with a reputable overnight delivery service, or on personal delivery, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

9.            Assignability. This Agreement is not transferable or assignable by the Undersigned.

10.          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

11.         Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

12.         Pronouns. The use herein of the masculine pronouns "him", “her” “his” or "hers" or similar terms shall be deemed to include the opposite and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement.

Wantmcs Holdings, LLC
Subscriber Name (Please Print)	Mailing Address

/s/ [Illegible]
Subscriber Signature	Mailing Address

June 8, 2016	917-952-2635; jschnaier@gmail.com
Date	Phone and email

SUBSCRIPTION ACCEPTED:
Loton, Corp

By:	/s/ Robert Ellin
Robert Ellin, Executive Chairman and President of Loton, Corp

Date:	6-8-16

EXHIBIT A

COMMON STOCK WARRANT AGREEMENT

EXHIBIT B

Definition of Accredited Investor

The Undersigned must qualify as an "accredited investor” as defined in Rule 501 of Regulation D of the Securities Act. Rule 501 of Regulation D of the Securities Act defines an “accredited investor” as any person falling within one or more of the following categories:

1.	a bank as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

2.	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

3.	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, or

4.	an insurance company as defined in Section 2(a)(13) of the Securities Act; or

5.	an investment company registered under the Investment Company Act of 1940; or

6.	a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

7.	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

8.	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” as defined in Rule 501(a) under the Securities Act; or

9.	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

10.	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000; or

11.	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

12.	a director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or

13.	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase and excluding the value of his or her primary residence and any indebtedness that is secured by such primary residence (except to the extent provided below), up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, exceeds $1,000 000 (for the purposes of this calculation, (i) if the total indebtedness secured by the person’s primary residence exceeds the fair market value of the residence, the amount of such excess must be considered a liability and deducted from the person’s net worth, and (ii) if the total indebtedness secured by the primary residence at the time of purchase of the securities in this transaction exceeds the total of such indebtedness 60 days prior to the purchase of the securities in this transaction, the amount of such excess must be deducted from net worth unless the increase was a result of acquiring the primary residence during those 60 days); or

14.	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

15.	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

16.	an entity in which all of the equity owners meet one or more of the categories set forth above.

B-2